Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    February 29, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	4/5/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    February 1, 2016 to February 29, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$8,328,946.44	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	723,473.61		3,920,044.05
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$723,473.61		$3,920,044.05

3.	Cash Disbursements
	Operations	887,044.19		5,717,598.96
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	46,624.49		121,448.09
	Other	0		0

	Total Cash Disbursements	$933,668.68		$5,839,047.05

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(210,195.07)		(1,919,003.00)

5.	Ending Cash Balance (to Form 2-C)	$8,118,751.37	(2)	$8,118,751.37	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	Vectra Bank – 5792483439	51,656.99
	ANB Bank - 2000004201	7,743,934.62

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	323,159.76

TOTAL (must agree with Ending Cash Balance above)		$8,118,751.37	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    February 1,  2016 to February 29,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
2/10/2016	Chevron U.S.A. Inc.	Revenue - non-operated properties	$914.46
2/10/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,252.39
2/10/2016	Oasis Petroleum North America	Revenue - non-operated properties	964.21
2/10/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	578.45
2/10/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	2,223.20
2/10/2016	Continental Resources, Inc.	Revenue - non-operated properties	2,436.86
2/10/2016	Memorial Production Operating	Revenue - non-operated properties	472.67
2/10/2016	Chaco Energy Co.	Revenue - non-operated properties	284.93
2/10/2016	John Lockridge	Joint interest billing reimbursement	8,984.66
2/10/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	163.74
2/10/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	11.70
2/10/2016	Jackal Oil Company	Joint interest billing reimbursement	8.58
2/10/2016	Sunshine Valley Petroleum Corp	Revenue - non-operated properties	204.69
2/10/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	3,135.07
2/10/2016	Aethon Energy Operating LLC	Revenue - non-operated properties	643.18
2/10/2016	BreitBurn Operating LP	Revenue - non-operated properties	5,213.73
2/10/2016	Warren Resources	Joint interest billing reimbursement	64,071.09
2/10/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	243.18
2/10/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	37.73
2/10/2016	Fed Ex	Refund	21.21
2/18/2016	Anadarko E&P Onshore LLC	Refund	1,553.47
2/18/2016	Mike Bonds	Joint interest billing reimbursement	175.76
2/18/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	107.18
2/18/2016	Forestar Petroleum Corp.	Revenue - non-operated properties	635.16
2/18/2016	Thunder Oil and Gas	Joint interest billing reimbursement	6.44
2/18/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	27.88
2/18/2016	Cooperative Heath Solutions,	Refund	2,770.00
2/18/2016	Eixnet Inc	Refund	1,000.00
2/23/2016	Encana	Revenue - non-operated properties	42.72
2/25/2016	Conoco Phillips	Revenue - non-operated properties	25,689.72
2/26/2016	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	131.93
2/26/2016	XTO Energy	Revenue - non-operated properties	4,682.39
2/26/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	3,829.56
2/26/2016	Cimarex Energy Co.	Revenue - non-operated properties	149.38
2/26/2016	Shell Trading	Revenue - non-operated properties	11,806.45
2/26/2016	ANB Bank	Interest	1.76
2/26/2016	ANB Bank	Interest	8.82
2/26/2016	Black Bear Oil Corp.	Revenue - non-operated properties	0.84
2/29/2016	Summit Energy LLC	Revenue - non-operated properties	578,988.42

		Total Cash Receipts	$723,473.61	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    February 1,  2016 to February 29,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
2/1/2016	45000	Patrick R. Sheehan	Field operating expenses	$700.00
2/1/2016	45001	Rosemont WTC Denver	General and administrative expenses	19,843.96
2/3/2016	45002	Winchester Well Service, Inc.	Field operating expenses	2,874.30
2/3/2016	45003	Union Telephone Company	Field operating expenses	1,764.90
2/3/2016	45004	UPS	General and administrative expenses	20.31
2/3/2016	45005	Staples Advantage	General and administrative expenses	282.33
2/3/2016	45006	SP Plus Corporation	General and administrative expenses	855.00
2/3/2016	45007	Ron's Contract Pumping Serv.	Field operating expenses	603.00
2/3/2016	45008	Rocky Mountain Power	Field operating expenses	127,311.52
2/3/2016	45009	REDDOG Systems Inc.	General and administrative expenses	899.00
2/3/2016	45010	Powder River Energy Group	Field operating expenses	366.88
2/3/2016	45011	P2 Energy Solutions	General and administrative expenses	32,346.95
2/3/2016	45012	Neofirma, Inc.	General and administrative expenses	911.67
2/3/2016	45013	Montex Drilling Company	Joint interest billing payment	2,114.40
2/3/2016	45014	KLX Energy Services LLC	Field operating expenses	1,184.55
2/3/2016	45015	Jones & Keller, P.C.	Legal and professional fees - Debtor	971.48
2/3/2016	45016	Integra Telecom	General and administrative expenses	656.28
2/3/2016	45017	Gary Grinsfelder	Employee expense reimbursement	4,041.50
2/3/2016	45018	Fed Ex	General and administrative expenses	22.48
2/3/2016	45019	Dunn Trucking, Inc.	Field operating expenses	552.50
2/3/2016	45020	Complete Energy Services, Inc.	Field operating expenses	4,436.10
2/3/2016	45021	Alyssa Beard	Employee expense reimbursement	466.31
2/3/2016	45022	Adam Fenster	Employee expense reimbursement	1,716.10
2/3/2016	45023	Winchester Well Service, Inc.	Field operating expenses	21,417.01
2/5/2016	45024	Weatherford Artifical Lift	Field operating expenses	15,016.83
2/11/2016	45026	Anne Wilcoxson	Payment of royalties/overrides	219.68
2/11/2016	45027	Belinda R. Ervin	Payment of royalties/overrides	109.84
2/11/2016	45028	Charlene A. Carpenter	Payment of royalties/overrides	187.46
2/11/2016	45029	Corinthian Believer Fellowship	Payment of royalties/overrides	878.75
2/11/2016	45030	D. L. Carpenter	Payment of royalties/overrides	92.28
2/11/2016	45031	Janice Bacon Walker	Payment of royalties/overrides	219.68
2/11/2016	45032	Kfrt	Payment of royalties/overrides	78.10
2/11/2016	45033	Lubnau, LLC	Payment of royalties/overrides	184.54
2/11/2016	45034	M. G. Cook	Payment of royalties/overrides	92.28
2/11/2016	45035	Mullinnix LLC	Payment of royalties/overrides	800.64
2/11/2016	45036	Paula Kay Herzog	Payment of royalties/overrides	109.84
2/11/2016	45037	Wesley R. Clark	Payment of royalties/overrides	219.68
2/11/2016	45038	William C. Eiland	Payment of royalties/overrides	439.37
2/11/2016	45039	361 Services Inc	General and administrative expenses	2,780.00
2/11/2016	45040	Carbon County Clerk	General and administrative expenses	75.00
2/11/2016	45041	Department of the Interior	General and administrative expenses	630.00
2/11/2016	45042	Dunn Trucking, Inc.	Field operating expenses	680.00
2/11/2016	45043	Dustin Habel	Employee expense reimbursement	102.42
2/11/2016	45044	Homax Oil Sales Inc.	Field operating expenses	1,651.88
2/11/2016	45045	James T. Albi	Employee expense reimbursement	229.75
2/11/2016	45046	Office of State Lands & Inv.	Field operating expenses	40.00
2/11/2016	45047	Office of State Lands & Inv.	Field operating expenses	40.00
2/11/2016	45048	RapidScale, Inc.	Field operating expenses	250.00

2/11/2016	45049	Rocky Mountain Power	Field operating expenses	1,300.02
2/11/2016	45050	Rocky Mountain Power	Field operating expenses	621.16
2/11/2016	45051	Skyline Motors Inc.	Field operating expenses	6,032.11
2/11/2016	45052	Todd Hathaway	General and administrative expenses	1,400.00
2/11/2016	45053	UPS	General and administrative expenses	11.45
2/11/2016	45054	United Site Services of NV,Inc	Field operating expenses	921.00
2/11/2016	45055	Verizon Wireless	Field operating expenses	73.79
2/11/2016	45056	Wyoming Department of	General and administrative expenses	754.00
2/12/2016	45057	Ryan Durossette	Employee expense reimbursement	1,760.00
2/19/2016	45060	361 Services Inc	General and administrative expenses	4,849.00
2/19/2016	45061	All American Records	General and administrative expenses	167.27
2/19/2016	45062	Alsco	Field operating expenses	453.65
2/19/2016	45063	B&S Hotshot, LLC	Field operating expenses	544.00
2/19/2016	45064	Dnow, WY13	Field operating expenses	104.69
2/19/2016	45065	Dubois Telephone Exchange	Field operating expenses	534.13
2/19/2016	45066	High Country Search Group	General and administrative expenses	2,480.00
2/19/2016	45067	Homax Oil Sales Inc.	Field operating expenses	688.53
2/19/2016	45068	KLX Energy Services LLC	Field operating expenses	744.65
2/19/2016	45069	Kawcak, Inc.	Field operating expenses	8,981.00
2/19/2016	45070	Konica Minolta	General and administrative expenses	673.72
2/19/2016	45071	Manager of Finance	General and administrative expenses	449.23
2/19/2016	45072	Merrill Communications LLC	General and administrative expenses	2,500.00
2/19/2016	45073	Moncrief Royalty Account	Joint interest billing payment	889.66
2/19/2016	45074	Mountain States Employers	General and administrative expenses	5,200.00
2/19/2016	45075	Natrona County Treasurer	Field operating expenses	2,100.23
2/19/2016	45076	PLS	General and administrative expenses	2,814.24
2/19/2016	45077	REDDOG Systems Inc.	General and administrative expenses	835.00
2/19/2016	45078	Rawlins Automotive, Inc.	Field operating expenses	227.14
2/19/2016	45079	Robidoux Oilfield Services	Field operating expenses	289.10
2/19/2016	45080	Shepard's	Field operating expenses	78.93
2/19/2016	45081	Skyline Motors Inc.	Field operating expenses	86.81
2/19/2016	45082	Staples Advantage	General and administrative expenses	266.69
2/19/2016	45083	True Value of Rawlins	Field operating expenses	62.55
2/19/2016	45084	United Site Services of NV,Inc	Field operating expenses	573.98
2/19/2016	45085	United Supply of the Rockies	Field operating expenses	1,549.61
2/19/2016	45086	Winchester Well Service, Inc.	Field operating expenses	8,642.95
2/19/2016	45087	Wyoming Department of Revenue	Field operating expenses	551.00
2/19/2016	45088	Alsco	Field operating expenses	473.83
2/19/2016	45089	Dunn Trucking, Inc.	Field operating expenses	2,137.50
2/25/2016	45091	Alsco	Field operating expenses	886.82
2/25/2016	45092	Alyssa Beard	Employee expense reimbursement	473.51
2/25/2016	45093	Anadarko E&P Onshore LLC	Joint interest billing payment	3,089.89
2/25/2016	45094	Atlas Automation	Field operating expenses	1,787.50
2/25/2016	45095	Baggs Testing & Rental Inc.	Field operating expenses	9,904.10
2/25/2016	45096	BreitBurn Operating LP	Joint interest billing payment	4,295.00
2/25/2016	45097	Burlington Resources	Joint interest billing payment	24,066.02
2/25/2016	45098	Chaco Energy Co.	Joint interest billing payment	149.63
2/25/2016	45099	Charles Chambers	Employee expense reimbursement	400.00
2/25/2016	45100	Chevron USA, Inc.	Joint interest billing payment	1,349.46
2/25/2016	45101	Complete Energy Services, Inc.	Field operating expenses	4,149.90
2/25/2016	45102	Continental Resources, Inc.	Joint interest billing payment	62.07
2/25/2016	45103	Davis Construction	Field operating expenses	518.83
2/25/2016	45104	Dnow, WY13	Field operating expenses	1,696.53
2/25/2016	45105	Faegre Baker Daniels LLP	Legal and professional fees - Lender counsel	14,501.20
2/25/2016	45106	Fed Ex	General and administrative expenses	26.05
2/25/2016	45107	GMT Exploration Comp. LLC	Joint interest billing payment	2,522.24
2/25/2016	45108	High Country Search Group	General and administrative expenses	4,960.00

2/25/2016	45109	Homax Oil Sales Inc.	Field operating expenses	5,433.64
2/25/2016	45110	IHS Global Inc.	General and administrative expenses	2,586.29
2/25/2016	45111	Kawcak, Inc.	Field operating expenses	777.00
2/25/2016	45112	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	44.70
2/25/2016	45113	Kutner Brinen Garber, P.C.	Legal and professional fees - Unsecured Creditors	1,863.00
2/25/2016	45114	Omimex Petroleum Inc	Joint interest billing payment	2,801.17
2/25/2016	45115	Ryan Durossette	General and administrative expenses	2,240.00
2/25/2016	45116	Source Equipment	Field operating expenses	2,170.88
2/25/2016	45117	Summit Gas Resources, Inc.	Joint interest billing payment	8.04
2/25/2016	45118	Western Star Communications	Field operating expenses	137.50
2/25/2016	45119	Winchester Well Service, Inc.	Field operating expenses	29,900.24
2/25/2016	45120	Zavanna, LLC	Joint interest billing payment	1,110.16
2/26/2016	45122	Office of State Lands & Invest	Payment of royalties/overrides	4,949.89
2/26/2016	45123	Weatherford Artifical Lift	Field operating expenses	15,016.83
2/18/2016	debit card	Microsoft	General and administrative expenses	476.76
2/22/2016	debit card	Towne Park	General and administrative expenses	1,657.51
2/24/2016	debit card	Walmart	Field operating expenses	55.33
2/24/2016	debit card	CED Inc.	Field operating expenses	17.77
2/23/2016	debit card	John A Gale Secretary of State	General and administrative expenses	55.00
2/11/2016	debit card	Grainger	Field operating expenses	225.24
2/8/2016	debit card	Union Telephone Company	Field operating expenses	674.16
2/8/2016	debit card	CED Inc.	Field operating expenses	340.79
2/4/2016	debit card	Quality Auto Rentals	Field operating expenses	88.00
2/24/2016	debit card	Chapman's Automotive	Field operating expenses	1,488.08
2/1/2016	debit card	Measurement Systems	Field operating expenses	14.75
2/1/2016	debit card	Measurement Systems	Field operating expenses	56.77
2/5/2016	debit card	Start Meeting	General and administrative expenses	19.95
2/29/2016	debit card	Badger Meter	Field operating expenses	136.80
2/22/2016	bank chg	Vectra Bank	General and administrative expenses	414.60
2/10/2016	wire	Warren Resources	Joint interest billing payment	120,974.55
2/1/2016	wire	Office of Natural Resources	Payment of royalties/overrides	79,845.92
2/12/2016	wire	Discovery Outsourcing LLC	Company Payroll - period ending 02/12/16	119,617.20
2/29/2016	wire	Discovery Outsourcing LLC	Company Payroll - period ending 02/29/16	4,427.49
2/29/2016	wire	Discovery Outsourcing LLC	Company Payroll - period ending 02/26/16	98,270.26

			Total Cash Disbursements	$887,044.19	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    February 29,  2016

ASSETS			Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)			$8,118,751	$10,037,754
Accounts Receivable (from Form 2-E)			971,709	1,843,543
Receivable from Officers, Employees, Affiliates			96,357	408,716
Inventory			2,097,926	1,995,798
Other Current Assets :(List)	Cash held in escrow		303,398	303,393
	Prepaid expenses and deposits		469,394	709,197
	Hedge-related current assets		-	203,570
Total Current Assets			$12,057,535	$15,501,971

Fixed Assets:
Land			$1,169,012	$1,169,011
Building			-	-
Equipment, Furniture and Fixtures			166,306,459	166,099,098
Total Fixed Assets			167,475,471	167,268,109
Less: Accumulated Depreciation			(109,887,325)	(107,050,551)
Net Fixed Assets			$57,588,146	$60,217,558

Other Assets (List):	Investment in Eastern Washakie		5,272,518	5,272,518
	Other assets		104,485	104,484
TOTAL ASSETS			$75,022,684	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)			$802,399	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)			305,833	-
Post-petition Taxes Payable (from Form 2-E)			313,764	-
Post-petition Notes Payable		-	-	-
Other Post-petition Payable(List):	Accrued revenue payable		330,976	-
	Other accrued liabilities and expenses		425,563	-
Total Post Petition Liabilities			$2,178,535	$2,548

Pre Petition Liabilities:
Secured Debt			40,901,991	42,874,598
Priority Debt			63,613	178,428
Unsecured Debt			10,517,520	11,429,928
Total Pre Petition Liabilities			51,483,124	54,482,954

TOTAL LIABILITIES			$53,661,659	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity			$82,996,569	$82,996,569
Retained Earnings – Prepetition			(56,390,659)	(56,385,540)
Retained Earnings - Post-petition			(5,244,885)	-
TOTAL OWNERS' EQUITY			$21,361,025	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY			$75,022,684	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    February 1,  2016 to February 29,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$452,288	$3,141,907
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$452,288	$3,141,907

Cost of Goods Sold	706,338	3,152,518

Gross Profit	$(254,050)	$(10,611)

Operating Expenses:
Officer Compensation	$53,844	$268,446
Selling, General and Administrative	139,422	574,719
Rents and Leases	0	42,398
Depreciation, Depletion and Amortization	698,949	2,836,774
Other (list):	0	0
	0	0

Total Operating Expenses	$892,215	$3,722,337

Operating Income (Loss)	$(1,146,265)	$(3,732,948)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	(224,321)	(224,321)
Interest Income	12	3,330
Interest Expense	(134,864)	(541,594)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(359,173)	$(762,585)

Reorganization Expenses
Legal and Professional Fees	$255,924	$749,352
Other Reorganization Expense	0	0

Total Reorganization Expenses	$255,924	$749,352

Net Income (Loss) Before Income Taxes	$(1,761,362)	$(5,244,885)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,761,362)	$(5,244,885)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    February 1,  2016 to February 29,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	21,785	(21,785)	$ -
Employee FICA taxes withheld	$ -	11,398	(11,398)	$ -
Employer FICA taxes	$ -	11,961	(11,961)	$ -
Unemployment taxes	$ -	71	(71)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	2,800	(2,800)	$ -
Other:_state income tax withheld	$ -	2,440	(2,440)	$ -
Local
Personal property taxes	$ 125,878	41,202		$ 167,080
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 111,915	34,837	(68)	$ 146,685
			Total unpaid post-petition taxes	$ 313,764

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2016	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	6/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	6/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	6/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	7/1/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    February 1,  2016 to February 29,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				91,108	91,108
Post-petition receivables	818,509	41,227	52	20,813	880,601
Total	818,509	41,227	52	111,921	971,709

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	791,122	1,317	1,311	8,649	802,399
Other Payables
Total	791,122	1,317	1,311	8,649	802,399

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 23,376	$ 108,704	($46,624)		$ 127,079
Counsel for Unsecured
Creditors' Committee		$ 27,552	($1,863)		$ 38,033
Trustee's Counsel
Accountant
Creditor Counsel	$ 190,286	$ 94,501	($14,501)		$ 115,000
Creditor Advisors	$ 109,498	$ 20,000			$ 20,000
Other:		$ 5,168	($971)		$ 5,722
Total	$ 323,160	$ 255,924	($63,960)		$ 305,833
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - 2/12, 2/26		$ 23,076
Charles Chambers	Chief Executive Officer		Expense reimbursement - 2/25		400
Gary Grinsfelder	Chief Operating Officer		Compensation - 2/12, 2/26		15,384
Gary Grinsfelder	Chief Operating Officer		Expense reimbursement - 2/3		4,042
Adam Fenster	Chief Financial Officer		Compensation - 2/12, 2/26		15,384
Adam Fenster	Chief Financial Officer		Expense reimbursement - 2/3		1,716

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           February 29,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 0

TOTAL 1st Quarter		$	$ 2,470,824	$

April		$	$ 0
May			$ 0
June			$ 0

TOTAL 2nd Quarter		$	$ 0	$

July		$	$ 0
August			$ 0
September			$ 0

TOTAL 3rd Quarter		$	$ 0	$

October	2015	$	$ 0
November	2015		$ 398,425
December	2015		$ 2,969,798

TOTAL 4th Quarter		$	$ 3,368,223	$	$ 10,400	43938	January 27, 2016

FEE SCHEDULE (as of FEBRUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    February 29,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from February 1st through February 29th, the Debtor finalized its accounting for a disposition which occurred in July 2015 (pre-petition). This resulted in the Debtor recording an additional loss on sale of assets of $227,691 during February 2016. This loss is reflected on the Gains (Losses) on Sale of Assets line of the accompanying Profit and Loss Statement. There were no other unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

On January 26, 2016, the Debtor filed its Plan of Reorganization Proposed by Debtor Dated January 26, 2016 with the Court. The Debtor subsequently filed its Disclosure for Statement Plan of Reorganization Proposed by Debtor Dated January 26, 2016 on February 8, 2016. A hearing on the adequacy of the Debtor's Disclosure Statement is scheduled for Thursday, April 7, 2016.

Rev. 1/15/14